EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


         In connection with the quarterly report of National Home Health Care Corp. (the "Company") on Form 10-Q for the quarter ended October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert P. Heller, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 14, 2004

                                           /s/ Robert P. Heller
                                           -------------------------------------
                                           Robert P. Heller
                                           Principal Financial Officer


A signed original of this written statement required by Section 1350 has been provided to National Home Health Care Corp. and will be retained by National Home Health Care Corp. and furnished to the Securities and Exchange Commission or its staff upon request.



                                      -21-